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                                                                   Exhibit 10.49


                           PURCHASE AND SALE AGREEMENT


AGREEMENT made as of this _______ day of ______________ 1996.

_________________________ ("the seller") agrees to sell, transfer and assign, and GZA GEOENVIRONMENTAL, INC. ("Buyer") agrees to buy and receive, upon the terms hereinafter set forth Seller's entire one-sixth (1/6) interest ("Interest") as a beneficiary of the GZA Investment Associates Trust ("the trust") under Declaration of Trust dated November 21, 1984 ("the Trust Agreement"), subject to the terms and conditions set forth herein.

1. Seller's Interest in the Trust shall be transferred by a good and sufficient assignment of beneficial interest ("Assignment") running to the Buyer, or to the nominee designated by the Buyer by written notice to the Seller at least three days before the Assignment is to be delivered as herein provided, and said Agreement shall convey a good and clear marketable title thereto, free from all liens and encumbrances.

2. The agreed purchase price for said Interest is ($12,000) Twelve Thousand dollars of which

    $   2,000     have been paid as a deposit this day and

    $ 10,000 shall be paid at the time of delivery of the Assignment in cash, or by certified, cashier's, treasurer's or bank check.


    ----------------------------
    $ 12,000      Total

3. The Assignment shall be delivered at ten o'clock A.M. on the 8th day of February, 1996, at the office of Mofenson & Nicoletti, unless otherwise agreed upon in writing. It is agreed that time is of the essence of this agreement.

4. If the Seller shall be unable to give title or to make a transfer and assignment of the Interest in the Trust, all as herein stipulated, Seller shall use reasonable efforts to remove any defects in title as provided herein, or to make the said Interest conform to the provisions hereof in which event the Seller shall give written notice thereof to the Buyer at or before the time for performance hereunder, and thereupon the time for performance hereof shall be extended for a period of thirty days. If at the expiration of the extended time the Seller shall have failed so to remove any defects in title, all as herein agreed, then any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and upon such real property. Such representation and warranty shall survive the closing of the sale of the interest.

    IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.


                                      GZA GEOENVIRONMENTAL, INC.

/s/                                   By:
- -----------------------------             ------------------------------
JOHN E. AYRES

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/s/                                   By:
- -----------------------------             ------------------------------
JOSEPH D. GUERTIN


/s/                                   By:
- -----------------------------             ------------------------------
STEVEN J. TRETTEL


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                                    EXHIBIT A
                                    AMENDMENT
                         GZA INVESTMENT ASSOCIATES TRUST


    The undersigned, being cumulatively the holders of two-thirds (2/3) of the issued and outstanding beneficial interests of the GZA Investments Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 and recorded at Book 5887, Page 95 of the Plymouth County Registry of Deeds ("the Declaration"), do hereby amend the Declaration, pursuant to the power and authority granted to the beneficiaries pursuant to Section 5 thereof, as follows:
    1. The provisions of Section 7 of the Declaration which prohibit "the sale, assignment or transfer of any beneficial interest in the Trust [by any beneficiary], except to another beneficiary or to his or her issue or to the executor, administrator, heirs or legatees of a deceased holder, "without first offering such beneficial interest to other beneficiaries, are hereby waived, released and made inapplicable with respect to the sale, transfer and assignment by the undersigned of their respective beneficial interests to GZA GeoEnvironmental, Inc. pursuant to their respective Purchase and Sale Agreements made and entered into as of _________________, 1996 ("the Transactions").

    2. The Transactions are hereby authorized, ratified and affirmed notwithstanding said provisions of Section 7 of the Declaration which have been made inapplicable pursuant to this Amendment.

    3. The provisions of this Amendment shall not be applicable to any other transaction relating to any person who is not a party to the Transactions and no such person may claim any benefit, waiver or release of any of the provisions of the Declaration as a result of this Amendment.

    4. Any party to the Transactions may, and is hereby authorized to, record an original counterpart of this Amendment in any Registry of Deeds where the Declaration is recorded.

  EXECUTED as of the        day of              , 1996 by and among the
undersigned beneficiaries of the Trust.


- -----------------------------------      ------------------------------------
JOHN E. AYRES                            JOSEPH D. GUERTIN



- -----------------------------------      ------------------------------------
STEVEN J. TRETTEL                        DONALD T. GOLDBERG


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     Then personally appeared the above-named JOHN E. AYRES, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         ------------------------------------
                                         Notary Public
                                         My Commission expires:



    Then personally appeared the above-named JOSEPH D. GUERTIN, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         ------------------------------------
                                         Notary Public
                                         My Commission expires:



    Then personally appeared the above-named STEVEN J. TRETTEL, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         ------------------------------------
                                         Notary Public
                                         My Commission expires:



    Then personally appeared the above-named DONALD T. GOLDBERG, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         ------------------------------------
                                         Notary Public
                                         My Commission expires:

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